UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2023

Date of reporting period:  August 31, 2022

Item 1. Reports to Stockholders.

(a)

The American Trust
Allegiance Fund

67 Etna Road, Suite 360
Lebanon, New Hampshire  03766

Semi-Annual Report

For The Six Months Ended

August 31, 2022

American Trust Allegiance Fund

October 2022

Dear Fellow Shareholders,

In a world of uncertainty, the only certainty is change. Trite? Perhaps. Original? Certainly not. Apt for where we are today? We think so. Combine war in Europe, an energy crisis, soaring inflation, geopolitical discord, and the relentless advance of climate change with its drought, fires, storms and floods, and you have a recipe for massive uncertainty. As markets are said to “like” certainty, this should make for a poor investment backdrop. To which we observe: Not as poor as you might think. While markets are down, they are unevenly so. Uncertainty, and change, bring opportunity as well.

Clarity is one benefit of uncertainty and crisis, and from clarity often flows action. We are encouraged by the newfound cohesion in Europe and the U.S. – in the face of appalling aggression and destruction in Ukraine. Climate change is spurring commitment to action through unprecedented federal fiscal support in the U.S. and accompanying efforts by local governments, businesses, and individuals. Also, in pursuit of achieving clarity, the environmental, social and governance (ESG) investment approach is under regulatory pressure to avoid so-called “greenwashing” of mutual funds. As advisors to a socially responsible mutual fund, we applaud this pursuit of clarity.

The American Trust Allegiance Fund (the “Fund”) has benefitted, on a relative basis, from a widely disparate investment environment this year. Whereas a narrow group of very large technology company shares drove the market to a new high on January 3rd, surging inflation and the Federal Reserve’s apparent determination to combat it with higher interest rates resulted in a sustained stock market drop through June 16th. As we write this in mid-September, stocks have only partially retraced their fall. Growth stocks, many in the technology sector, led the market rout. Conversely, value stocks, many in energy, agriculture, and utilities, fared far better.

PERFORMANCE DISCUSSION

The performance of the Fund during the six-month fiscal period ended August 31, 2022 (that constitutes the measurement period for this Semi-Annual Report) was a total return of -2.04% versus -8.84% for the S&P 500® Index (“S&P 500”). Outperformance relative to the S&P 500 in the six months therefore stands at +6.80%. About 40% of this outperformance (i.e., 2.7%) stems from our decisions to underweight technology shares, while overweighting energy and utilities, and maintaining relatively high cash balances. Of the remaining difference (4.1%), on balance, all this stems from stock-picking and style specific factors, such as value versus growth. We will discuss each impact in turn, starting with our sector weight decisions.

American Trust Allegiance Fund

It was a complicated environment for businesses and investing during the period, with three crosscurrents driving relative sector performance: interest rate sensitivity; economic sensitivity; and supply-side sensitivity. Of course, in practice, virtually every sector has exposure to all three of these sensitivities, but this short hand is useful in summarizing the impact of exogenous factors on relative performance during a period when all three sensitivities were under pressure.

Interest rate sensitivity – The Federal Reserve’s moves to raise interest rates (through the Fed Funds rate) and curtail support of the bond market (moving from bond buying to bond selling) were the headline event for the stock market in the period. Growth stocks, particularly in Technology but also in Communication Services, saw significant declines in stock prices in aggregate, as the higher rates resulted in higher discount rate for stocks, which is especially impactful to companies whose share prices are highly dependent on the value of future growth.

Economic sensitivity – Rising rates prompted much discussion of a possible recession, with particular stock price impact on the consumer discretionary, materials and financial sectors. Slower growth in China also weighed on materials stocks, in particular.

Supply-side sensitivity – Russian gas export cuts to Europe and related sanctions, coupled with chronic underinvestment in oil & gas and energy infrastructure led to strong outperformance for Energy stocks. Some utilities, especially with non-hydrocarbon generation assets such as renewables and nuclear, also benefitted resulting in Utilities being the second-best performing sector after Energy.

The two exhibits below show: first, a graphical depiction of fiscal year-to-date performance by industry sector and; second, a table of sector weightings for the S&P 500 as compared to the Fund, and the impact of the Fund’s weightings relative to the S&P 500 on performance. This impact is measured in “basis points” – which are hundredths of a percent (i.e., 100 basis points = 1%).

Of the six-month relative performance, the Fund’s overweight positions in Energy and Utilities added 166 basis points of relative performance. Additionally, our below market exposure in Technology and Communication Services, both hurt by rising interest rates, added a further 56 basis points to relative performance. Our above weight positions in Consumer Staples, Real Estate, and Financials were a help, but were offset by Health Care, where our lack of exposure cut the Fund’s relative performance by 73 basis points. Overall, the net effect of our relative sector weights was +201 basis points (+2.01%).

American Trust Allegiance Fund

Six-month performance for the S&P 500® Index and its industry sectors, through 8/31/22

Sector performance, weights, and impact (attribution) on Fund performance (100 bps = 1%)

		Beginning Period Weights			Attribution
					of sector
	Six-Month				weights
Sector	Performance	S&P 500	ATAFX	Delta	in bps
Energy	16.6%	3.7%	8.1%	4.4%	112
Utilities	11.1%	2.3%	5.0%	2.7%	54
Consumer Staples	-1.4%	6.2%	8.3%	2.1%	16
Healthcare	-3.3%	13.3%	0.0%	-13.3%	-73
Real Estate	-5.8%	2.6%	5.5%	2.9%	9
Industrials	-6.2%	8.0%	13.4%	5.4%	14
Materials	-8.6%	2.6%	4.9%	2.3%	1
Technology	-12.0%	28.1%	17.5%	-10.6%	34
Consumer
Discretionary	-12.1%	11.8%	9.2%	-2.6%	8
Financials	-13.5%	11.5%	10.3%	-1.2%	6
Communication
Services	-20.5%	9.6%	7.7%	-1.9%	22

Another element impacting relative performance is individual stock picking. We believe this is very much a “stock picker’s market,” with idiosyncratic sector and stock-specific factors critical to relative performance. Our GARP (Growth-at-A-

American Trust Allegiance Fund

Reasonable Price) orientation and individual stock selection, emphasizing high quality franchises built on solid balance sheets, has served us well on a relative basis as valuations have come under pressure, which could well continue to be the case in the months and quarters ahead. We see on-going inflationary pressures putting pressure on interest rates, a potential catalyst not only for interest-correlated sectors such as financials but also putting pressure on some overly extended growth stocks – we believe to the relative benefit of our overall value orientation. Additionally, specific commodity-linked equities in the pulp, oil, liquified natural gas and uranium industries, coupled with several real estate stocks, should fare well in an inflationary environment. Notwithstanding that overall stance, we are being opportunistic in finding and investing in “fallen angels” that meet our investment criteria, as discussed below.

Risk management continues to be a hallmark of our portfolio management. We maintained high cash levels at approximately 7% for the period to reduce aggregate risk. We were also again active in the period in terms of our stock-specific selection and disposition. Our actions in the period could be captured under the headings of: a) Ditch the duds; b) Trim the winners & regraft for growth; and c) capitalize on the changing environment. We’ll review each in turn.

Ditch the duds (and swap into superior companies!): Both Comcast and NRG proved to be disappointing, and we closed out these investments after our investment theses did not pan out as expected. We opted to substantially increase positions in what had been very small Fund holdings in Paypal and VF Corporation with the sale proceeds, establishing much more meaningful positions in two market leaders in the on-line payments and apparel/footwear fields, respectively. Both companies are well-respected leaders in their industries, but both stocks were trading at meaningful discounts to both their peers and their own histories. We expect both to benefit from what we believe are under-recognized efforts to stabilize and grow their businesses. Additionally, during the period we sold our position in Twitter for a nice gain. Post the acquisition agreement by Elon Musk, we were early to see the risks inherent in the offer, and thankfully avoided the subsequent freefall.

Trim the winners & regraft for growth: We trimmed positions in Northrop Grumman, Suzano, BJ’s and America Movil, using the proceeds to add to a small position in Target post its earnings disappointment (after the shares dropped 30%). In so doing we were lessening our exposure to Latin America (Suzano and America Movil) after prior period good performance, and to Northrop after a meaningful run-up in the shares. In our larger position in Target we have more exposure to a superbly managed retailer that has proven resilient to on-line pressures through a variety of hybrid offerings, and that will benefit from a return to in-store shopping.

American Trust Allegiance Fund

Capitalize on the changing environment: Our much larger position in Paypal, down nearly 75% from a year earlier at the time we increased our holdings, follows on the heels of our late April purchase of Netflix on the day it dropped 33%. Like Netflix, we see in Paypal substantial room for growth, notwithstanding competitive pressures, and an opportunity to obtain a low cost position in a superb franchise that has been discarded by growth investors.

At the sector level, we continue to find a pro-cyclical overweight (relative to the S&P 500) in energy, industrials, materials, and financials to be attractive in our view. Additionally, largely reflecting the absence of healthcare in the Fund, we maintain a significant overweight in consumer staples (+50% vs. the S&P 500 weight). Also reflecting our pro-cyclical stance and specific catalysts, we continue to own two Engineering & Construction companies in the Fund: Fluor Corporation and Jacobs Engineering. With broad portfolios of industry and geographic exposure, these companies should be beneficiaries of infrastructure funding, commodity-related capital spending both in the U.S. and abroad and reshoring of manufacturing capacity to address supply chain concerns.

POSITIONING AND INVESTMENT OUTLOOK

A transition from stimulus-led growth to an inflation-fighting regime has crimped valuations and may pare earnings near term, but also presents opportunities as stocks correct. We are managing the Fund at this pivotal point by: 1) adding to quality companies which we believe are discounting onerous but short-term outcomes, and reducing those that are not; and 2) increasing exposure to business models that have enduring competitive advantage or to international markets that are markedly less expensive.

We utilize both a top-down and bottom-up methodology in defining sector weights. While we believe that sector diversification can be important in reducing risk, we also believe that it is fruitful to pay attention to relative sector attractiveness and to act upon our insights. Accordingly, our GARP–informed, individual stock selection often helps us identify opportunities amongst sectors or alternatively, confirms or challenges our top-down view. We have found that this reflexive top-down/bottom-up discipline makes for a more rigorous examination of, and reflection upon, what makes for an attractive/unattractive sector or stock.

The exhibit below shows selected valuation and growth metrics for S&P 500 sectors as of August 31, 2022. As a reminder, the Fund does not invest in the Healthcare sector. A quick glance at Fund sector weights shows that, with the notable exceptions of Utilities, Consumer Staples, and Communication Services (and excepting Healthcare as noted above), we are underweight groups that are expensive relative to their history and overweight groups that are inexpensive relative to their history. The second column shows the standard deviation to 10-year history for a variety of valuation measures including the price/earnings (“P/E”) ratios for each sector (next 12 months basis), the free cash flow yield and the PEG ratio. Our divergence from this sector attractiveness rubric in Utilities, Consumer

American Trust Allegiance Fund

Staples and Communication Services is respectively a function of: 1) a specific trend-favored opportunity; 2) portfolio risk management and stock-specific opportunity and 3) our perception of risk in the telecommunications subsector.

Although utility stocks, in aggregate, are somewhat expensive, we have continued to find selected stocks where we reckon a relatively good trade-off between risk and reward exists. Moreover, secular (or long-term) trends behind climate change and the imperative of revamping not only our power generation capacity, but also our electric grid, are driving growth opportunities for this historically staid industry beyond what we believe the market is discounting in stock prices. Accordingly, we have remained overweight Utility stocks relative to the S&P 500. Our overweight Consumer Staples position is partially for “ballast” in the portfolio given the lower risk profile of the group, and partially for exposure to agricultural commodities, which we find to be trend-favored. Lastly, we have maintained an underweight position in Communication Services on account of balance sheet concerns for some of the largest telecommunications service providers.

Selected valuation and growth metrics for the S&P 500 Index sectors at the end of August, 2022

ATAFX		NTM	Std Dev* to	NTM EPS	PEG	Free Cash
weights		P/E Ratio	10-yr History	Growth	Ratio	Flow Yield
--	Information
	Technology	23.4x	1.5	13.8	1.7	3.7
-	Consumer
	Discretionary	26.6x	0.8	24.2	1.1	0.8
+	Utilities	21.4x	0.8	6.7	3.2	-2.4
++	Consumer
	Staples	21.8x	0.7	7.3	3.0	3.9
	S&P 500	18.0x	0.5	13.8	1.3	4.0
++	Real Estate	19.2x	0.0	7.7	2.5	NM
+++	Industrials	17.9x	-0.5	11.9	1.5	3.2
+	Financials	12.7x	-0.7	5.8	2.2	NM
---	Health Care	16.5x	-0.7	7.2	2.3	5.6
+++	Energy	8.4x	-1.0	28.0	0.3	10.3
++	Materials	14.2x	-1.8	8.4	1.7	5.5
--	Communication
	Services	16.6x	-2.4	20.8	0.8	5.6

Key to relative sector weights (see prior table for exact sector weights)
+++	Significantly overweighted
++	Moderately overweighted
+	Slightly overweighted
-	Slightly underweighted
--	Moderately underweighted
---	Significantly underweighted
* =	Median standard deviation across the following valuation metrics: EV/Sales; EV/EBITDA; Price/Book; FCF Yield; PEG Ratio; P/E Ratio

Source: ATIA, Factset, GS Strategy Research

American Trust Allegiance Fund

NTM P/E ratio – Next Twelve Months price to earnings ratio. A commonly used way to assess how “expensive” a stock might be; the price of a share of stock divided by the expected earnings per share over the next twelve months; higher values are considered more expensive.

Standard Deviation (“SD”) – SD is a commonly used measure of variability used in statistics and probability. It shows the extent to which there is dispersion or variability from a central value, such as a mean (average) value. Low standard deviations mean there is little variability in the data, while high standard deviations mean there is extensive variability in the data. In a “normal” distribution (standard bell curve), 68% of the values will fall within one standard deviation of the mean (or average).

EPS – Earnings per share. The amount of money a company earns in a given period (typically a quarter or a year) for each share of the company. EPS Growth is not a measure of future performance.

PEG ratio – (Price/earnings)/growth rate. This ratio, calculated by dividing the P/E ratio by an earnings growth rate, is used to relate how expensive a stock is on a relative basis after factoring in the expected growth in earnings, since higher growing stocks typically warrant higher P/E ratios. The higher the PEG ratio, the higher the valuation as measured by a P/E ratio is for a given unit of growth. Higher numbers are more “expensive” than lower values, all else being equal.

Free cash flow yield – Free cash flow per share/Price per share. Higher numbers generally indicate more favorable stocks as investors like to minimize the amount, they pay for a given level of cash flow.

P/E ratio – Price to earnings ratio. A commonly used way to assess how ‘expensive’ a stock might be; The price of a share of stick divided by the expected earnings per share for the current fiscal year; higher values are considered more expensive.

Despite the litany of woes at the start of this letter, we have seen surprising resilience for corporate profits. Buoyed by technical and entrepreneurial innovation, the stimulative effect of government fiscal policy and still low (albeit rising) interest rates, the overall business environment is solid, if uninspiring.

Bear markets in stocks are typically brought on by recessions, but often precede them by many months. A recession is a distinct possibility, a risk that the stock market has recognized in our opinion. We have already been in a “bear market” for the U.S. stock market (defined as > 20% off the peak) since January, but we might yet avoid an economic downturn. As likely as a full-blown recession, in our view, is a kind of “rolling” recession through various sectors as economic imbalances (of which there are many) are addressed through the forces of

American Trust Allegiance Fund

supply and demand. Nimble, proactive investing strategies would be key for such an environment. Please know that we are constantly assessing portfolio risk, and that we are currently carrying above normal cash balances in the Fund. We continue to believe that one of the best protections for investment capital, especially in an era of higher inflation, is the purchase of high-quality companies at reasonable prices. We will continue with this discipline as we strive to balance long-term opportunity with prudent risk management.

We are grateful to you for your support of the American Trust Allegiance Fund and we hope that, in return, we can help you meet your financial goals.

Sincerely yours,

Paul H. Collins	Carey Callaghan

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Opinions expressed above are those of American Trust Investment Advisors, LLC, the Fund’s investment adviser, are subject to change at any time, are not guaranteed and should not be considered investment advice or a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s socially responsible policy could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have similar policies. The Fund’s portfolio will generally consist predominantly of mid- and large-capitalization stocks, but in some market environments small-capitalization stocks may constitute a large portion of the Fund’s portfolio. Small-capitalization companies tend to have limited liquidity and greater price volatility than mid- and large-capitalization companies. The Fund invests in foreign securities, which are subject to the risks of currency fluctuation, political and economic stability, and differences in accounting standards. These risks are greater in emerging markets. The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested.

The S&P 500® Index is an unmanaged index commonly used to measure performance of U.S. stocks. This index is not available for investment and does not incur charges or expenses.

It is not possibly to directly invest in an index.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

American Trust Allegiance Fund

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings.

Diversification does not guarantee a profit or protect against a loss in declining markets.

Basis point (bps) – one one-hundredth (1/100) of one percent or 0.01%

Delta – Difference between two numbers.

The Fund is distributed by Quasar Distributors, LLC.

American Trust Allegiance Fund
EXPENSE EXAMPLE at August 31, 2022 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/22 – 8/31/22).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Trust Allegiance Fund
EXPENSE EXAMPLE at August 31, 2022 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/22	8/31/22	3/1/22 – 8/31/22*
Actual	$1,000.00	$ 979.60	$6.99
Hypothetical (5% return	$1,000.00	$1,018.15	$7.12
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at August 31, 2022 (Unaudited)

Percentages represent market value as a percentage of total investments.

American Trust Allegiance Fund
SCHEDULE OF INVESTMENTS at August 31, 2022 (Unaudited)

Shares	COMMON STOCKS: 88.06%	Value
	Administrative Support and Services: 3.31%
9,075	PayPal Holdings, Inc.*	$847,968

	Air Transportation: 1.70%
10,000	Alaska Air Group, Inc.*	435,600

	Apparel Manufacturing: 2.52%
15,570	VF Corp.	645,376

	Chemical Manufacturing: 3.07%
26,940	Cameco Corp.#	785,301

	Computer and Electronic
	Product Manufacturing: 13.22%
4,580	Analog Devices, Inc.	694,007
3,740	Apple, Inc.	588,003
5,500	International Business Machines Corp.	706,475
1,150	Northrop Grumman Corp.	549,689
2,755	NXP Semiconductors N.V.#	453,418
4,970	Sony Corp. – ADR	394,369
		3,385,961
	Construction of Buildings: 2.47%
8,160	Lennar Corp. - Class A	631,992

	Crude Petroleum Extraction: 3.79%
8,865	ConocoPhillips	970,274

	Food Manufacturing: 5.05%
9,170	Archer-Daniels-Midland Co.	805,951
7,885	Mondelez International, Inc. – Class A	487,766
		1,293,717
	Food Services and Drinking Places: 2.51%
88,177	Arcos Dorados Holdings, Inc. – Class A#	643,692

	General Merchandise Stores: 5.02%
7,180	BJ’s Wholesale Club Holdings, Inc.*	534,838
4,690	Target Corp.	751,995
		1,286,833
	Heavy and Civil Engineering
	Construction: 4.94%
47,840	Fluor Corp.*	1,264,890

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund
SCHEDULE OF INVESTMENTS at August 31, 2022 (Unaudited), Continued

Shares		Value
	Insurance Carriers and Related Activities: 7.58%
5,060	Berkshire Hathaway, Inc. – Class B*	$1,420,848
17,480	Equitable Holdings, Inc.	520,030
		1,940,878
	Machinery Manufacturing: 0.80%
470	Lam Research Corp.	205,818

	Miscellaneous Manufacturing: 4.20%
5,185	Hasbro, Inc.	408,682
13,065	Nintendo Co., Ltd. – ADR	667,621
		1,076,303
	Oil and Gas Extraction: 4.11%
6,580	Cheniere Energy, Inc.	1,053,984

	Other Information Services: 1.04%
1,640	Meta Platforms, Inc. – Class A*	267,205

	Paper Manufacturing: 2.02%
60,130	Suzano SA – ADR	516,517

	Professional, Scientific, and
	Technical Services: 1.03%
2,125	Jacobs Solutions, Inc.	264,733

	Publishing Industries (except Internet): 2.18%
2,130	Microsoft Corp.	556,931

	Real Estate: 1.07%
3,466	CBRE Group, Inc. – Class A*	273,675

	Rental and Leasing Services : 2.36%
2,700	Netflix, Inc.*	603,612

	Securities, Commodity Contracts, and
	Other Finance: 4.61%
2,255	Goldman Sachs Group, Inc.	750,171
8,530	KKR & Co., Inc.	431,277
		1,181,448
	Telecommunications: 1.79%
27,010	America Movil SAB de CV – Class L – ADR	459,170

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund
SCHEDULE OF INVESTMENTS at August 31, 2022 (Unaudited), Continued

Shares		Value
	Transportation Equipment
	Manufacturing: 3.41%
4,800	Autoliv, Inc.	$373,392
46,910	Embraer S.A. – ADR*	500,061
		873,453
	Utilities: 4.26%
13,376	Constellation Energy Corp.	1,091,348
	TOTAL COMMON STOCKS (Cost $15,634,987)	22,556,679

	REITs: 6.05%
	Real Estate: 3.53%
4,565	Boston Properties, Inc.	362,598
24,640	JBG SMITH Properties	541,341
		903,939
	Warehousing and Storage: 2.52%
12,285	Iron Mountain, Inc.	646,314
	TOTAL REITs (Cost $1,652,474)	1,550,253

	MONEY MARKET FUND: 5.87%
1,503,118	Fidelity Investments Money Market
	Government Portfolio – Class I, 2.03%†	1,503,118
	TOTAL MONEY MARKET FUND (Cost $1,503,118)	1,503,118
	Total Investments in Securities
	(Cost $18,790,579): 99.98%	25,610,050
	Other Assets in Excess of Liabilities: 0.02%	5,316
	Net Assets: 100.00%	$25,615,366

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of August 31, 2022.
ADR – American Depository Receipt
REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund
STATEMENT OF ASSETS AND LIABILITIES at August 31, 2022 (Unaudited)

ASSETS
Investments in securities, at value (cost $18,790,579)	$25,610,050
Receivables:
Fund shares issued	50
Dividends and interest	50,943
Dividend tax reclaim	1,224
Prepaid expenses	9,878
Total assets	25,672,145

LIABILITIES
Payables:
Fund shares redeemed	1,501
Due to advisor	9,915
Administration fees	12,397
Audit fees	10,587
Transfer agent fees and expenses	5,613
Fund accounting fees	4,691
Legal fees	1,334
Custody fees	1,092
Shareholder reporting	2,378
Chief Compliance Officer fee	2,562
Trustee fees and expenses	645
Accrued other expenses	4,064
Total liabilities	56,779

NET ASSETS	$25,615,366
Net asset value, offering and redemption
price per share [$25,615,366/876,231 shares
outstanding; unlimited number of
shares (par value $0.01) authorized]	$29.23

COMPONENTS OF NET ASSETS
Paid-in capital	$17,942,644
Total distributable earnings	7,672,722
Net assets	$25,615,366

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund
STATEMENT OF OPERATIONS
For the Six Months Ended August 31, 2022 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld
and issuance fees of $3,643)	$218,038
Interest	7,794
Total income	225,832
Expenses
Advisory fees (Note 4)	127,976
Administration fees (Note 4)	34,826
Transfer agent fees and expenses (Note 4)	22,165
Fund accounting fees (Note 4)	14,656
Registration fees	10,929
Audit fees	10,586
Chief Compliance Officer fee (Note 4)	7,562
Trustee fees and expenses	6,721
Legal fees	5,419
Reports to shareholders	5,261
Custody fees (Note 4)	3,129
Miscellaneous expense	3,022
Insurance expense	1,361
Total expenses	253,613
Less: advisory fee waiver (Note 4)	(64,899)
Net expenses	188,714
Net investment income	37,118

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	746,667
Net change in unrealized
appreciation/(depreciation) on investments	(1,292,209)
Net realized and unrealized loss on investments	(545,542)
Net decrease in net assets resulting
from operations	$(508,424)

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	August 31, 2022	Year Ended
	(Unaudited)	February 28, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$37,118	$43,532
Net realized gain on investments	746,667	658,042
Net change in unrealized appreciation/
(depreciation) on investments	(1,292,209)	2,865,115
Net increase/(decrease) in net assets
resulting from operations	(508,424)	3,566,689
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions	—	(43,145)
Total dividends and distributions	—	(43,145)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(2,069,673)	(577,668)
Total increase/(decrease)
in net assets	(2,578,097)	2,945,876
NET ASSETS
Beginning of period	28,193,463	25,247,587
End of period	$25,615,366	$28,193,463

(a)	A summary of share transactions is as follows:

	Six Months Ended
	August 31, 2022		Year Ended
	(Unaudited)		February 28, 2022
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	13,728	$401,614	33,317	$984,179
Shares issued in
reinvestment
of distributions	—	—	1,368	41,661
Shares redeemed	(82,166)	(2,471,287)	(54,956)	(1,603,508)
Net decrease	(68,438)	$(2,069,673)	(20,271)	$(577,668)

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

	Six Months
	Ended
	8/31/22		Year Ended
	(Unaudited)		2/28/22	2/28/21	2/29/20	2/28/19	2/28/18
Net asset value,
beginning of period	$29.84		$26.16	$24.69	$27.05	$29.63	$26.05
Income from
investment operations:
Net investment
income/(loss)	0.05		0.05	0.06	0.15	0.05	(0.10)
Net realized and
unrealized gain/(loss)
on investments	(0.66)		3.68	4.41	0.47	(1.00)	4.34
Total from investment
operations	(0.61)		3.73	4.47	0.62	(0.95)	4.24
Less distributions:
From net
investment income	—		(0.05)	(0.00)^	(0.17)	—	—
From net
realized gain
on investments	—		—	(3.00)	(2.81)	(1.63)	(0.66)
Total distributions	—		(0.05)	(3.00)	(2.98)	(1.63)	(0.66)
Net asset value,
end of period	$29.23		$29.84	$26.16	$24.69	$27.05	$29.63
Total return	-2.04	%‡	14.24%	18.72%	1.31%	-2.79%	16.33%
Ratios/supplemental data:
Net assets, end of
period (thousands)	$25,615		$28,193	$25,248	$22,524	$24,656	$26,239
Ratio of expenses to
average net assets:
Before fee waiver	1.88	%†	1.88%	1.93%	1.88%	1.84%	1.81%
After fee waiver	1.40	%†	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment
income/(loss) to
average net assets:
Before fee waiver	(0.21	)%†	(0.28)%	(0.24)%	0.06%	(0.21)%	(0.72)%
After fee waiver	0.27	%†	0.15%	0.24%	0.49%	0.18%	(0.36)%
Portfolio turnover rate	20.70	%‡	14.27%	63.18%	46.04%	63.14%	41.95%

†	Annualized.
‡	Not annualized.
^	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund
NOTES TO FINANCIAL STATEMENTS at August 31, 2022 (Unaudited)

NOTE 1 – ORGANIZATION

The American Trust Allegiance Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The investment objective of the Fund is to seek capital appreciation. The Fund began operations on March 11, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of first in, first out. Interest income is recorded on an accrual basis. Dividend income and distributions to

American Trust Allegiance Fund
NOTES TO FINANCIAL STATEMENTS at August 31, 2022 (Unaudited), Continued

shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

American Trust Allegiance Fund
NOTES TO FINANCIAL STATEMENTS at August 31, 2022 (Unaudited), Continued

G.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of August 31, 2022, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for a majority of security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks and real estate investment trusts, that are

American Trust Allegiance Fund
NOTES TO FINANCIAL STATEMENTS at August 31, 2022 (Unaudited), Continued

primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Prior to the effectiveness of Rule 2a-5, the Board of Trustees (“Board”) had delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee was to value securities where current and reliable market quotations were not readily available, or the closing price did not represent fair value by following procedures approved by the Board. These procedures considered many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee were subsequently reviewed and ratified by the Board. The Valuation Committee served until September 7, 2022.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

American Trust Allegiance Fund
NOTES TO FINANCIAL STATEMENTS at August 31, 2022 (Unaudited), Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support
and Waste Management	$847,968	$—	$—	$847,968
Construction	1,896,882	—	—	1,896,882
Finance and Insurance	2,691,049	—	—	2,691,049
Information	824,136	—	—	824,136
Management of Companies
and Enterprises	459,170	—	—	459,170
Manufacturing	7,997,145	—	—	7,997,145
Mining	1,755,575	—	—	1,755,575
Professional, Scientific,
and Technical Services	264,733	—	—	264,733
Real Estate, Rental,
and Leasing	877,287	—	—	877,287
Retail Trade	2,361,802	—	—	2,361,802
Transportation
and Warehousing	435,600	—	—	435,600
Utilities	2,145,332	—	—	2,145,332
Total Common Stocks	22,556,679	—	—	22,556,679
REITs	1,550,253	—	—	1,550,253
Money Market Fund	1,503,118	—	—	1,503,118
Total Investments
in Securities	$25,610,050	$—	$—	$25,610,050

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Funds were required to implement and comply with Rule 18f-4 by August 19, 2022. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. As of the Fund’s most recently filed Prospectus, the Fund cannot enter into derivatives transactions.

American Trust Allegiance Fund
NOTES TO FINANCIAL STATEMENTS at August 31, 2022 (Unaudited), Continued

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund is in compliance with Rule 2a-5, which had a compliance date of September 8, 2022.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, amid the spread of COVID-19 variants, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of any future outbreaks and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

American Trust Investment Advisors, LLC (the “Advisor”) provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund. For the six months ended August 31, 2022, the Fund incurred $127,976 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund

American Trust Allegiance Fund
NOTES TO FINANCIAL STATEMENTS at August 31, 2022 (Unaudited), Continued

operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.39% of average daily net assets. Prior to April 1, 2022, the expense cap was 1.45% of average daily net assets. The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended August 31, 2022, the Advisor reduced its fees in the amount of $64,899; no amounts were reimbursed to the Advisor. The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

Date	Amount
2/28/23	$50,419
2/29/24	107,016
2/28/25	121,166
8/31/25	64,899
$343,500

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for these services for the six months ended August 31, 2022 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”).

American Trust Allegiance Fund
NOTES TO FINANCIAL STATEMENTS at August 31, 2022 (Unaudited), Continued

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended August 31, 2022, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $5,117,311 and $5,848,411, respectively. There were no purchases and sales of U.S. government securities during the six months ended August 31, 2022.

NOTE 6 – LINE OF CREDIT

The Fund has a secured line of credit in the amount of $1,300,000. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank N.A. During the six months ended August 31, 2022, the Fund did not draw upon the line of credit.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended August 31, 2022 and year ended February 28, 2022 were as follows:

	August 31, 2022	February 28, 2022
Ordinary income	$—	$43,145
Long-term capital gains	$—	$—

As of February 28, 2022, the Fund’s most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$20,102,937
Gross tax unrealized appreciation	8,689,949
Gross tax unrealized depreciation	(578,269)
Net tax unrealized appreciation (a)	8,111,680
Undistributed ordinary income	43,508
Undistributed long-term capital gain	25,958
Total distributable earnings	69,466
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$8,181,146

(a)	The book-basis and tax-basis net unrealized appreciation and cost are the same.

American Trust Allegiance Fund
NOTES TO FINANCIAL STATEMENTS at August 31, 2022 (Unaudited), Continued

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

American Trust Allegiance Fund
NOTES TO FINANCIAL STATEMENTS at August 31, 2022 (Unaudited), Continued

•
Socially Responsible Investing Policy Risk. The Fund’s portfolio is subject to socially responsible investment criteria. As a result, the Fund may pass up opportunities to buy certain securities when it is otherwise advantageous to do so or may sell securities for social reasons when it is otherwise disadvantageous to do so.

•	Small- and Medium-Sized Company Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger market capitalization stocks.

•
Large-Sized Companies Risk. The stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•
ADR Risk. Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

•
Emerging Markets Risk. Investing in securities of issuers located in emerging markets poses greater risk of social, political and economic instability, which could affect the Fund’s investments. Emerging market countries may have smaller securities markets and therefore less liquidity and greater price volatility than more developed markets.

•
Real Estate Investment Trust (REIT) Risk. Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

•
Sector Emphasis Risk. If the Fund’s portfolio is overweighted in certain sectors or related sectors, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweight in that sector.

American Trust Allegiance Fund
NOTES TO FINANCIAL STATEMENTS at August 31, 2022 (Unaudited), Continued

•
Foreign Securities Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (1) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (2) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (3) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (4) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (5) currency exchange rate fluctuations and policies.

NOTE 9 – CHANGE IN OFFICERS

Ms. Michelle Sanville-Seebold resigned as Deputy Chief Compliance Officer effective May 27, 2022.

American Trust Allegiance Fund
NOTICE TO SHAREHOLDERS at August 31, 2022 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-385-7003 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-385-7003. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. Information included in the Fund’s Form N-PORT is also available, upon request, by calling 1-800-385-7003.

American Trust Allegiance Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Fund’s transfer agent toll free at 1-800-385-7003 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

American Trust Allegiance Fund
PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
American Trust Investment Advisors, LLC
67 Etna Road, Suite 360
Lebanon, NH 03766
(603) 448-6415

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
(800) 385-7003

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY 10019

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-800-385-7003.

AN-SEMI

(b) Not Applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date   11/7/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date   11/7/22

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date   11/7/22

* Print the name and title of each signing officer under his or her signature.